UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2020

AFFILIATED MANAGERS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2020, Affiliated Managers Group, Inc. (the “Company”) announced the appointment of Tracy A. Atkinson to its Board of Directors, effective immediately.

Ms. Atkinson retired from State Street Corporation in March 2020, having held a series of leadership roles during her 12 years with the company. She joined State Street in 2008 as an Executive Vice President and held several roles during her tenure, including Chief Compliance Officer, Treasurer, and most recently Chief Administrative Officer. Prior to joining State Street Corporation in 2008, Ms. Atkinson served in various leadership positions at MFS Investment Management from 2004 to 2008, most recently as Senior Vice President, Treasurer and Chief Financial Officer – mutual funds, and as a Partner at PricewaterhouseCoopers from 1999 to 2004, having joined the firm in 1988. She currently serves on the boards of directors of the United States Steel Corporation and Raytheon Technologies, and previously served on the board of Raytheon Company from 2014 until the closing of the merger between Raytheon Company and United Technologies Corporation.

A copy of the press release announcing the foregoing is furnished as Exhibit 99.1 hereto.

Ms. Atkinson will participate in the Company’s customary director compensation program, as described in the Company’s proxy statement for its most recent Annual Meeting of Stockholders and in the Company’s periodic filings with the Securities and Exchange Commission. There is no arrangement or understanding between Ms. Atkinson or any other person pursuant to which she was elected as a director of the Company, and there are no familial relationships between Ms. Atkinson and any of the Company’s directors or executive officers.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on August 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: August 3, 2020	By:	/s/ David M. Billings
	Name:	David M. Billings
	Title:	General Counsel and Secretary

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